ALLIANCE ALL-ASIA INVESTMENT FUND

ANNUAL REPORT
OCTOBER 31, 1995

ALLIANCE
MUTUAL FUNDS WITHOUT THE MYSTERY.



LETTER TO SHAREHOLDERS                  ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

December 8, 1995

Dear Shareholder:

We are pleased to provide the first annual report to shareholders of Alliance All-Asia Investment Fund. The Fund seeks to provide long-term capital appreciation from a portfolio investing primarily in the equity securities of Asian-Pacific companies. The following pages include information that covers the period from November 28, 1994, when operations for the Fund began, through October 31, 1995, its fiscal year end.

In the table below, your Fund's performance during the fiscal year is compared with that of the overall stock markets of the Far East, represented by the unmanaged Morgan Stanley Pacific Index (MSCI PI), and with the Lipper Pacific Region Funds Average, which reflects performance of 38 funds (these funds have generally similar investment objectives to your Fund though some may have somewhat different investment policies):

                               Life of Fund Through October 31, 1995
                                    Total Return    Ending NAV
                                    ------------    ----------
  ALLIANCE ALL-ASIA INVESTMENT FUND
    Class A                             +4.50%        $10.45
    Class B                             +4.10%        $10.41
    Class C                             +4.10%        $10.41

  MSCI PI                               -5.79%
  LIPPER PACIFIC REGION FUNDS AVERAGE   -2.10%


The Fund's total returns are based on the net asset values of each class of shares as of October 31; additional investment results appear on page 3.

Over much of 1995 Fund performance has benefited from stock selection in Japan, Hong Kong, Thailand, and New Zealand and the overweighted position in Hong Kong. Performance was negatively affected by the Fund's underweighted positions in Australia and New Zealand at the beginning of the year.

VOLATILITY EXPECTED TO BE TEMPORARY
Asian stocks hit some turbulence in the past couple of months in what has been a rather lackluster year. It has seemed that anything that could go wrong in Asia has done so this fall. Japan has barely managed to remain in positive territory, while most other Asian markets are down 5-15%. While this is painful, all of the factors that caused the corrections should be temporary. Given the strong underlying fundamentals and attractive valuations, the corrections should prove to be rewarding buying opportunities.

One example of what went wrong in Asia was the slush fund scandal in Korea, when news broke that former president Roh Tae Woo had amassed a massive amount of secret funds while in office. As a result of the investigation, Korean stocks have been sold off. In particular, Korean global depository receipts
(GDRs) have taken a big hit. Korea Mobile Telecom (KMT), one of the positions in the Fund, was at $40 a few weeks ago. At the time of writing it was trading at about $30 even though subscriber growth in the first ten months of 1995 was 53% and valuations make it the cheapest telecom stock in Asia. We see this panic selling as temporary. When investors realize that individual company fundamentals are not affected by the scandal, the stocks should stage a strong recovery.

In Thailand, a trust fund issue has caused some turbulence in its stock market. Financial market officials in Thailand proposed last month to set up trust funds for individual stocks in which foreigners can invest. As a result, Thai stocks-in particular bank stocks, which tend to have the highest foreign premiums-were marked down significantly. Your Fund has holdings in several Thai banking stocks given their attractive valuations. Since the proposal was made, a number of Thai firms have stated that they would not allow their shares to be included in these trust funds. This has given some stability to the share prices of Thai bank stocks. We see little impact in the future from the so-called trust funds given that so many firms are opposed to their creation. We expect prices to recover as it becomes clear that there is little risk of the foreign premiums on these bank stocks disappearing.

The budget war in the U.S. is resulting in some short-term casualties in Asia. Investors in Asia are very concerned about the possibility of a default on U.S. Government debt. Given their limited understanding of U.S. politics and the nature of the government shutdown, Asian investors appear to be reducing their exposure to equities and dealers seem to be marking down securities prices.


1



                                        ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

TAKING ADVANTAGE OF BUYING OPPORTUNITY
It is a rare coincidence that so many negative events have taken place at the same time, thereby negatively affecting virtually every market in Asia. It also presents an outstanding investment opportunity given that a number of our favorite stocks are down to incredibly low levels. We have been putting the Fund's cash to work taking advantage of these opportunities.

We have raised the portfolio's weighting in Japan with most of the purchases taking place in bank stocks. We expect better disclosure by Japanese banks in the next few weeks regarding their bad loan problems, which, coupled with improving industry fundamentals should be positive for stock prices.

We are also adding to positions in Indonesia, Thailand, and Korea since these equity markets have seen corrections in the past few weeks.

VERY POSITIVE OUTLOOK
By historical standards, 1994 and 1995 have yielded extremely poor returns for investors in Asia; at no time since 1980-81 has there been two consecutive years of such disappointing performance. We are optimistic, however, that 1996 will be an excellent year for Asian equities and consequently for Alliance All-Asia Investment Fund. The growth potential in these markets continues to be strong, and valuations are even lower today than they were following the 1987 market crash, and are among their lowest levels ever relative to that of the U.S. stock market.

Growth rates for Asian gross domestic product in the next year should be at least five percentage points higher than comparable growth rates for the U.S. and European economies. Given that Asia has had little correlation with the U.S. stock market in 1994-95, we expect there would not be much impact on Asian equity markets if the U.S. market experiences a correction.

Thank you for your interest and investment in Alliance All-Asia Investment Fund. We believe that despite market setbacks in the recent period, investors with a long-term outlook will benefit from investing in the equity markets of Asian-Pacific countries.

Sincerely,

John D. Carifa
Chairman and President

A. Rama Krishna
Senior Vice President and Portfolio Manager


2



INVESTMENT RESULTS                      ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

TOTAL RETURN AS OF OCTOBER 31, 1995

CLASS A SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ---------------------------
 . Since Inception*                 +4.50%         +0.10%

CLASS B SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ---------------------------
 . Since Inception*                 +4.10%         +0.10%

CLASS C SHARES
 . Since Inception*                 +4.10%


The total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 11/28/94.


3



TEN LARGEST HOLDINGS*
OCTOBER 31, 1995                        ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

                                                                     PERCENT OF
COMPANY                                              U.S.$VALUE      NET ASSETS
-------------------------------------------------------------------------------
PT HM Sampoerna-Multi-Industry Indonesian company    $  369,881           4.3%
Korea Mobile Telecom Corp. (GDR)-Provides mobile
  telecommunications and radio paging services          257,250           3.0
Siam Commercial Bank Co., Ltd.-Provides commercial
  banking services in Thailand and overseas             233,658           2.7
Woolworths Ltd.-Operates grocery and discount
  stores throughout Australia                           231,275           2.7
Manila Electric Co. Series B-Distributes electricity    223,760           2.6
Bajaj Auto, Ltd. (GDR)-Indian auto & related
  manufacturing company                                 212,000           2.5
Telekom Malaysia Berhad-Provides telecommunication
  services, manages properties, holds investments
  and provides printing and consulting services         193,388           2.2
Consolidated Electric Power Asia, Ltd.-Develops and
  operates power station projects and provides
  civil construction and engineering services           168,003           1.9
The Thai Farmers Bank Ltd.-Provides commercial
  banking services nationwide                           148,778           1.7
Resorts World Berhad-Operates a tourist resort
  at Genting Highlands                                  146,399           1.7
                                                     $2,184,392          25.3%



INDUSTRY DIVERSIFICATION
OCTOBER 31, 1995
_______________________________________________________________________________

                                                                     PERCENT OF
                                                     U.S.$VALUE      NET ASSETS
-------------------------------------------------------------------------------
Basic Industries                                     $  312,351           3.6%
Capital Goods                                           279,123           3.2
Consumer Manufacturing                                  842,895           9.8
Consumer Services                                     1,091,410          12.6
Consumer Staples                                        549,415           6.4
Energy                                                   15,883           0.2
Finance                                               1,873,474          21.7
Healthcare                                               50,467           0.6
Multi-Industry                                          559,098           6.5
Technology                                              369,299           4.3
Transportation                                          133,514           1.5
Utilities                                             1,718,954          19.9
Total Investments*                                    7,795,883          90.3
Cash and receivables, net of liabilities                841,611           9.7
Net Assets                                           $8,637,494         100.0%


*  Excludes short-term obligations.


4



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995                        ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES      U.S.$VALUE
-----------------------------------------------------------------------
COMMON STOCKS-90.3%
AUSTRALIA-4.2%
Goldfields Ltd.                                   4,176       $ 10,338
National Australia Bank Ltd.                     11,000         94,183
Qantas Airways Ltd.*                             15,573         27,522
Woolworths Ltd.                                  97,000        231,275
                                                               363,318

CHINA-1.9%
Ek Chor China Motorcycle Co                       6,000         84,000
Yizheng Chemical Fibre Co., Ltd.                270,000         78,573
                                                               162,573

HONG KONG-13.4%
C.P. Pokphand Co.                               242,000         97,029
Cheung Kong Holdings, Ltd.                       12,000         67,825
Consolidated Electric Power Asia, Ltd.           83,000        168,003
Dao Heng Bank Group, Ltd.                        20,000         73,334
Guangdong Investments                           176,000        103,574
Guoco Group, Ltd.                                31,000        142,737
Hong Kong & China Gas Co., Ltd.                  33,000         53,565
Hopewell Holdings, Ltd.                          99,000         62,421
Hysan Development Co., Ltd.                      27,000         68,795
New World Development Co., Ltd.                   8,000         31,145
New World Infrastructure*                            16             28
Orient Telecom & Technology Holdings, Ltd.*     121,000         37,168
Shun Tak Holdings, Ltd.                          80,000         63,117
Sun Hung Kai Properties, Ltd.                     8,000         63,893
Swire Pacific, Ltd. Cl.  A                        6,000         45,010
Television Broadcasting, Ltd.                    20,000         80,189
                                                             1,157,833

INDIA-2.4%
Bajaj Auto, Ltd. (GDR)*                           8,000       $212,000
INDONESIA-6.4%
PT HM Sampoerna                                  40,000        369,881
PT Indosat                                       40,000        135,623
PT Semen Cibinong                                15,000         39,300
PT Semen Gresik                                   2,000          5,196
                                                               550,000

JAPAN-26.3%
Amano Corp.                                       2,000         24,255
Asahi Bank, Ltd.                                  6,000         59,856
Bank of Tokyo, Ltd.                               1,000         14,573
Chiba Bank, Ltd.                                  1,000          8,294
Dai Nippon Printing Co., Ltd.                     1,000         15,942
Daifuku Co., Ltd.                                 1,000         11,932
Daito Trust Construction Co., Ltd.                  300          2,641
Daiwa Securities Co.,  Ltd.                       1,000         11,736
DDI Corp.                                             6         48,648
East Japan Railway Co.                                7         33,068
Fuji Photo Film                                   4,000         98,978
Furakawa Co., Ltd.                                2,000          9,057
Heiwa                                             2,000         53,206
Hirose Electric                                   1,000         63,866
Hitachi, Ltd.                                     3,000         30,808
Honda Motor Co.                                   1,000         17,409
House Foods Industry                              1,000         18,192
Ito-Yokado Co., Ltd.                              1,000         54,673
Japan Securities Finance                          8,000        100,152
Kamigumi Co., Ltd.                                2,000         18,094
Kandenko Co., Ltd.                                2,000         24,647
Kao Corp.                                         3,000         36,383
Kirin Brewery Co., Ltd.                           2,000         20,148
Kokusai Electric                                  1,000         22,788
Kokuyo*                                           1,000         21,517
Kuraray Co., Ltd.                                 5,000         49,391
Kurita Water Industries                           1,000         27,874
Kyocera Corp.                                     1,000         81,960
Long-Term Credit Bank of Japan                    1,000          7,805
Maeda Road Construction                           1,000         17,898


5



PORTFOLIO OF INVESTMENTS (CONTINUED)    ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES      U.S.$VALUE
-----------------------------------------------------------------------
Matsushita Electric Industrial Co.                3,000       $ 42,545
Matsushita Electric Works                         2,000         19,756
Mazda Motor*                                      4,000         12,558
Mitsubishi Heavy Industries, Ltd.                 2,000         15,433
Mitsubishi Materials Corp.                        3,000         13,556
Mitsubishi Oil Co.                                2,000         15,883
Mitsui Marine & Fire Insurance Co.                7,000         42,105
Mitsui Trust & Banking                            7,000         56,003
Mori Seiki                                        1,000         19,756
National House Industrial                         1,000         17,018
NGK Insulators                                    1,000          9,213
Nikko Securities Co.                              2,000         18,661
Nikon Corp.                                       1,000         14,279
Nintendo Corp., Ltd.                              1,100         80,904
Nippon Express Co., Ltd.                          2,000         16,236
Nippon Light Metal Co.                            3,000         16,255
Nippon Paper Industries Co.                       1,000          6,876
Nippon Steel Co.                                  6,000         19,893
Nisshin Steel Co., Ltd.                           3,000         11,120
NKK Corp.*                                        7,000         16,910
Nomura Securities Co., Ltd.                       3,000         54,868
Osaka Gas Co.                                     6,000         20,128
Rohm Co.                                          2,000        121,473
Secom                                             1,000         65,138
Shimano, Inc.                                     1,000         18,583
Shimizu Corp.                                     2,000         18,642
Shin-Etsu Chemical Co.                            1,000         20,441
Sumitomo Bank                                     4,000         70,810
Sumitomo Electric Industries                      2,000         23,082
Sumitomo Marine & Fire Insurance Co.              2,000         14,279
Sumitomo Realty and Development                   3,000         19,717
Sumitomo Rubber Industries                        1,000          7,971
Takara Shuzo                                      1,000          8,763
Takeda Chemical Industries                        2,000         28,168
Toagosei Co., Ltd.                                1,000          4,939
Tokai Bank                                        2,000        $20,930
Tokyo Electric Power Co.                          1,010         26,474
Tokyo Gas Co., Ltd.                              11,000         38,731
Tokyo Steel Mfg. Co.                              3,000         55,748
Tostem Corp.                                      1,000         30,711
Toyo Kanetsu                                      3,000         12,059
Toyota Motor Corp.                                4,000         74,331
UBE Industries, Ltd.*                             2,000          6,612
Yakult Honsha                                     1,000         12,715
Yamanouchi Pharmaceutical                         1,000         22,299
                                                             2,268,363

MALAYSIA-10.3%
AMMB Holdings Berhad*                             7,000         86,777
Lion Land Berhad                                 77,000         83,333
Malakoff Berhad                                  39,000        115,880
Malaysia International Shipping Berhad            8,000         21,094
New Straits Times Press Berhad                    3,000          9,445
Petronas Gas Berhad*                             12,000         40,614
Rashid Hussain Berhad                            37,000         91,736
Resorts World Berhad                             30,000        146,399
Telekom Malaysia Berhad                          27,000        193,388
YTL Corp. Berhad                                 18,000         97,757
                                                               886,423

NEW ZEALAND-2.1%
Air New Zealand, Ltd. Cl. B                       2,000          6,891
Fletcher Challenge, Ltd.                         32,000         44,147
Telecom Corp. of New Zealand                     32,000        132,865
                                                               183,903

PHILIPPINES-2.9%
International Container Terminal Svcs., Inc.     26,250         11,101
Manila Electric Co. Series B                     30,000        223,760
Philippine Commercial International Bank          1,400         11,465
                                                               246,326


6



                                        ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES      U.S.$VALUE
-----------------------------------------------------------------------
SINGAPORE-4.9%
First Capital Corp., Ltd.                        11,000       $ 29,738
Overseas Union Bank Corp., Ltd.                  18,000        112,102
Overseas-Chinese Banking Corp., Ltd.              5,000         58,740
Singapore Airlines, Ltd.                         11,000        101,982
Singapore Press Holdings, Ltd.                    7,600        118,868
                                                               421,430

SOUTH KOREA-5.4%
Korea Electric Power (ADR)*                       4,400        108,900
Korea Mobile Telecom Corp. (GDR)*                 7,000        257,250
Pohang Iron & Steel Co. (ADR)                     4,000        103,000
                                                               469,150

TAIWAN-1.6%
Advanced Semi-Conductor Engineering (GDR)*        8,000        102,000
China Steel Corp. (GDR)*                          2,000         37,000
                                                               139,000


                                               SHARES OR
                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)      U.S.$VALUE
-----------------------------------------------------------------------
THAILAND-8.5%
Bangkok Bank Co., Ltd.                           10,000     $  103,318
Phatra Thanakit Co., Ltd.                        18,000        140,910
Siam Commercial Bank Co., Ltd.                   20,000        233,658
The Thai Farmers Bank, Ltd.                      18,000        148,778
Total Access Communication Plc.*                 18,000        108,900
                                                               735,564

Total Common Stocks (cost $7,776,764)                        7,795,883

TIME DEPOSIT-9.2%
Societe Generale
  5.88%, 11/01/95
  (amortized cost $800,000)                   US$   800        800,000

TOTAL INVESTMENTS-99.5%
  (cost $8,576,764)                                          8,595,883
Other assets less liabilities-0.5%                              41,611

NET ASSETS-100%                                             $8,637,494


*  Non-income producing security.

   Glossary of Terms:
   ADR - American Depository Receipt.
   GDR - Global Depository Receipt.

   See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995                        ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value(cost $8,576,764)              $8,595,883
  Cash, at value (cost $144,013)                                       144,293
  Deferred organization expenses                                       165,412
  Receivable for capital stock sold                                    117,851
  Receivable for investment securities sold                             74,162
  Receivable from investment adviser                                    28,033
  Dividends and interest receivable                                     17,319
  Unrealized appreciation of forward exchange currency contracts         3,273
  Total assets                                                       9,146,226

LIABILITIES
  Payable for investment securities purchased                          328,473
  Advisory fee payable                                                   7,230
  Distribution fee payable                                               5,513
  Payable for capital stock redeemed                                     1,112
  Accrued expenses                                                     166,404
  Total liabilities                                                    508,732

NET ASSETS                                                          $8,637,494

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $      829
  Additional paid-in capital                                         8,553,113
  Undistributed net investment income                                   68,726
  Accumulated net realized loss on investments and foreign
    currency transactions                                               (7,793)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                         22,619
                                                                    $8,637,494

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($2,870,491/
    274,591 shares of capital stock issued and outstanding)             $10.45
  Sales charge-4.25% of public offering price                              .46
  Maximum offering price                                                $10.91

  CLASS B SHARES
  Net asset value and offering price per share ($5,170,282/
    496,886 shares of capital stock issued and outstanding)             $10.41

  CLASS C SHARES
  Net asset value, redemption and offering price per share($596,721/
    57,306 shares of capital stock issued and outstanding)              $10.41


See notes to financial statements.


8



STATEMENT OF OPERATIONS
NOVEMBER 28, 1994* TO OCTOBER 31, 1995  ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $6,799)     $81,462
  Interest                                                 50,319     $131,781

EXPENSES
  Advisory fee                                             51,714
  Distribution fee - Class A                                5,824
  Distribution fee - Class B                               30,068
  Distribution fee - Class C                                2,233
  Custodian                                               178,318
  Audit and legal                                          87,933
  Registration                                             58,280
  Amortization of organization expenses                    36,075
  Directors' fees                                          35,130
  Printing                                                 33,319
  Transfer agency                                          25,380
  Administrative                                            7,757
  Miscellaneous                                            19,084
  Total expenses                                          571,115
  Less expenses waived and assumed by Adviser
    (see Note B)                                         (315,866)
  Net expenses                                                         255,249
  Net investment loss                                                 (123,468)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                         194,457
  Net realized loss on futures and foreign currency transactions       (10,056)
  Net change in unrealized appreciation of:
    Investments                                                         19,119
    Foreign currency denominated assets and liabilities                  3,500
  Net gain on investments and foreign currency transactions            207,020

NET INCREASE IN NET ASSETS FROM OPERATIONS                            $ 83,552


*  Commencement of operations.
   See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS
NOVEMBER 28, 1994* TO OCTOBER 31, 1995  ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                                               $ (123,468)
  Net realized gain on investments and foreign currency transactions   184,401
  Net change in unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                         22,619
  Net increase in net assets from operations                            83,552

CAPITAL STOCK TRANSACTIONS
  Net increase                                                       8,451,942
  Total increase                                                     8,535,494

NET ASSETS
  Beginning of period                                                  102,000
  End of period(including undistributed net investment income of
    $68,726)                                                        $8,637,494


*  Commencement of operations.
   See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995                        ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Asia Investment Fund, Inc. (the 'Fund'), was organized as a Maryland corporation on September 21, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund had no operations other than the sale to Alliance Capital Management L.P. (the 'Adviser') of 10,000 shares of Class A common stock and 100 shares each of Class B and Class C shares of common stock for the aggregate amount of $102,000 on October 18, 1994. Class A, Class B and Class C shares, commenced operations on November 28, 1994. The Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange for which market quotations are readily available are valued at the last quoted sales price on that exchange prior to the time when assets are valued. Securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued at the price within the limits of the latest available current bid and asked price deemed best to reflect fair value. Securities which mature in 60 days or less are valued at amortized cost which approximates market value. Restricted securities are valued at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $201,500 have been deferred and are being amortized on a straight-line basis through October, 1999.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar.

Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.
Net realized loss on futures and foreign currency transactions of $10,056 represents foreign exchange gains and losses from the holding of foreign currencies, gains and losses on futures contracts, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

7. RECLASSIFICATION OF NET ASSETS
As of October 31, 1995 differences totalling $192,194 were reclassified from accumulated net realized loss on investments to undistributed net investment income. This reclassification was the result of permanent book to tax differences resulting from short term capital gains and realized gains from foreign currency transactions which are treated as ordinary income for tax purposes. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays its Adviser a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Adviser has agreed, under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, foreign custody fees, extraordinary expenses and certain other expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation currently imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. In compliance with this limitation, the Adviser has borne certain expenses incurred in the operation of the Fund to the extent necessary to limit the aggregate expenses. For the period ended October 31, 1995 the Adviser has reimbursed the Fund for $315,866 of its expenses incurred.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $14,675 for the period ended October 31, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $3,544 from the sale of Class A shares and $4,979 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the period ended October 31, 1995.

Brokerage commissions paid on securities transactions for the period ended October 31, 1995 amounted to $26,311, none of which was paid to affiliated brokers.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $552,379 and $25,680 for Class B and Class C shares respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


12



                                        ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $11,703,845 and $4,121,539, respectively, for the period ended October 31, 1995. At October 31, 1995, the cost of securities for federal income tax purposes was $8,584,529. Accordingly, gross unrealized appreciation of investments was $420,544 and gross unrealized depreciation of investments was $409,190 resulting in net unrealized appreciation of $11,354.

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund's custodian will place and maintain cash not available for investment or securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 1995, the Fund had the following outstanding forward exchange currency contract:

                                 CONTRACT    VALUE ON    U.S. $
                                  AMOUNT   ORIGINATION   CURRENT    UNREALIZED
                                   (000)       DATE       VALUE    APPRECIATION
                                 --------  -----------  ---------  ------------
FOREIGN CURRENCY SALE CONTRACT
Japanese Yen, expiring 1/31/96    18,000     $181,543   $178,270      $3,273


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                                  SHARES             AMOUNT
                            -----------------  -----------------
                            NOVEMBER 28,1994*  NOVEMBER 28,1994*
                                    TO                 TO
                            OCTOBER 31,1995    OCTOBER 31,1995
                            -----------------  -----------------
CLASS A
Shares sold                      517,977         $ 5,445,327
Shares redeemed                 (253,386)         (2,728,474)
Net increase                     264,591         $ 2,716,853

CLASS B
Shares sold                      594,882         $ 6,165,639
Shares redeemed                  (98,096)         (1,034,923)
Net increase                     496,786         $ 5,130,716

CLASS C
Shares sold                       82,858         $   865,593
Shares redeemed                  (25,652)           (261,220)
Net increase                      57,206         $   604,373


*  Commencement of operations.


14



FINANCIAL HIGHLIGHTS                    ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                          CLASS A      CLASS B      CLASS C
                                        ------------ ------------ -------------
                                          NOV. 28,     NOV. 28,     NOV. 28,
                                          1994* TO     1994* TO     1994* TO
                                        OCT.31,1995  OCT.31,1995  OCT.31,1995
                                        ------------ ------------ -------------
Net asset value, beginning of period      $10.00       $10.00       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(c)                      (.19)**      (.25)**      (.35)**
Net realized and unrealized gain on
  investments                                .64          .66          .76
Net increase in net asset value from
  operations                                 .45          .41          .41
Net asset value, end of period            $10.45       $10.41       $10.41

TOTAL RETURN
Total investment return based on net
  asset value(b)                            4.50%        4.10%        4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)  $2,870       $5,170         $597
Ratio of expenses to average net
  assets of:
  Expenses, net of reimbursements           4.42%(a)     5.20%(a)     5.84%(a)
  Net investment loss, net of waivers/
    reimbursements                         (1.87)%(a)   (2.64)%(a)   (3.41)%(a)
Portfolio turnover rate                       90%          90%          90%


*   Commencement of operations.
**  Net of expenses reimbursed by the Adviser.

(a) Annualized.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Based on average shares outstanding.


15



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                    ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE ALL-ASIA INVESTMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance All-Asia Investment Fund, Inc. (the 'Fund'), including the portfolio of investments, as of October 31, 1995, and the related statements of operations and changes in net assets and the financial highlights for the period from November 28, 1994 (commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance All-Asia Investment Fund, Inc. at October 31, 1995 and the results of its operations, the changes in its net assets and the financial highlights for the period from November 28, 1994 to October 31, 1995, in conformity with generally accepted accounting principles.

Ernst & Young LLP

New York, New York,
December 8, 1995


16



                                        ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
_______________________________________________________________________________

DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER
JOHN H. DOBKIN
W.H. HENDERSON
STIG HOST
RICHARD M. LILLY
ALAN STOGA
JOHN C. WEST
ROBERT C. WHITE

OFFICERS
A. RAMA KRISHNA, SENIOR VICE PRESIDENT
KARAN TREHAN, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
NICHOLAS E. CROSSLAND, VICE PRESIDENT
KELLY A. MORGAN, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800)-221-5672


17



ALLIANCE ALL-ASIA INVESTMENT FUND
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AAIAR